                                CASH TRANSACTIONS

10-874150                CABCO TR FOR TEXACO
                         CAP 94-1
10/1/99                  Receipt of Interest on
                         Texaco Debs 8.625% 4/1/32       $2,277,000

10/1/99                  Funds Disbursed to
                         Holders of CABCO
                         Trust Certificates              $2,277,000

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